UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2017

Planet Payment, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35699	13-4084693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

670 Long Beach Blvd.

Long Beach, NY 11561

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (516) 670-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☒    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01 Entry into a Material Definitive Agreement

Merger Agreement

On October 26, 2017, Planet Payment, Inc., a Delaware corporation (the “Company”), Franklin UK Bidco Limited, a private limited company incorporated under the Laws of England and Wales (“Fintrax Parent”) and a parent company of Fintrax Group (“Fintrax Group”), Fintrax US Acquisition Subsidiary, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Acquisition Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”).

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Fintrax Parent has agreed that Acquisition Sub will commence a cash tender offer (the “Offer”) to acquire all of the issued and outstanding shares of (i) the common stock, par value $0.01 per share, of the Company (“Common Stock”) at a price per share of $4.50, net to seller in cash, without interest (the “Common Stock Offer Price”), subject to any withholding of taxes required by applicable law, and (ii) the Series A Preferred Stock, par value $0.01 per share of the Company (“Company Series A Preferred Stock”), for $13.725 per share, equal to the Common Stock Offer Price multiplied by the conversion ratio for the Company Series A Preferred Stock set forth in the Restated Certificate of Incorporation rounded to the nearest one-hundredth, which is 3.05, net to the seller in cash, without interest (the “Series A Preferred Stock Offer Price”), subject to any withholding of taxes required by applicable law; and subject to the terms and conditions of the Merger Agreement.

The Merger Agreement provides that, following the consummation of the Offer, Acquisition Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Fintrax Parent. The Merger will be governed by Section 251(h) of the General Corporation Law of the State of Delaware, with no stockholder vote required to consummate the Merger. In the Merger, each outstanding share of Common Stock and Company Series A Preferred Stock (other than shares of Common Stock and Company Series A Preferred Stock held by the Company as treasury stock, or owned by Fintrax Parent or Acquisition Sub or held by stockholders who are entitled to demand, and who properly demand, appraisal rights under Delaware law) will be converted into the right to receive cash in an amount equal to the Common Stock Offer Price or Series A Preferred Stock Offer Price, as applicable, without interest.

At the effective time of the Merger (the “Effective Time”), each option to purchase Common Stock and each share of restricted stock of the Company outstanding under any Company equity incentive plan or otherwise, that is outstanding immediately prior to the Effective Time will be converted into the right to receive the cash merger consideration (less the exercise price in the case of options). All outstanding performance based restricted stock shall be deemed vested at target as of the Effective Time.

The Merger Agreement may be terminated under certain circumstances, including in specified circumstances in connection with an Acquisition Proposal that the Board determines constitutes a Superior Proposal (as defined in the Merger Agreement). Upon the termination of the Merger Agreement, under specified circumstances, the Company will be required to pay to Fintrax Parent a termination fee of approximately $7.7 million.

Acquisition Sub has agreed to commence the Offer as promptly as practicable from the date of the Merger Agreement (but in no event later than ten business days from the date of the Merger Agreement). The consummation of the Offer will be conditioned on (i) at least a majority of the shares of outstanding Common Stock, on a fully diluted basis, and a majority of the shares of Company Series A Preferred Stock, having been validly tendered into and not withdrawn from the Offer, (ii) receipt of certain regulatory approvals, including expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, (iii) the accuracy of the representations and warranties and compliance with the covenants contained in the Merger Agreement, subject to qualifications, and (iv) other customary conditions.

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 to this report and incorporated herein by reference.

The Merger Agreement and the foregoing description of the Merger Agreement have been included to provide investors and stockholders with information regarding the terms of the Merger Agreement. It is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Merger Agreement were made only as of specified dates for the purposes of such agreement, were solely for the benefit of the parties to such agreement and may be subject to qualifications and limitations agreed upon by such parties. In particular, in reviewing the representations, warranties and covenants contained in the Merger Agreement and discussed in the foregoing description, it is important to bear in mind that such representations, warranties and covenants were negotiated with the principal purpose of allocating risk between the parties, rather than establishing matters as facts. Such representations, warranties and covenants may also be subject to a contractual standard of materiality different from those generally applicable to stockholders and reports and documents filed with the U.S. Securities and Exchange Commission (the “SEC”). Investors and stockholders generally are not third-party beneficiaries under the Merger Agreement. Accordingly, investors and stockholders should not rely on such representations, warranties and covenants as characterizations of the actual state of facts or circumstances described therein. Information concerning the subject matter of such representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures.

Support Agreements

Concurrent with the execution and delivery of the Merger Agreement, on October 26, 2017, each director, certain executive officers of the Company and certain significant stockholders of the Company entered into support agreements (the “Support Agreements”) with Fintrax Parent and Acquisition Sub, pursuant to which each such director, executive officer and significant stockholder agreed, among other things, to tender his, her or its shares of Common Stock and Company Series A Preferred Stock pursuant to the Offer. Shares of Common Stock and Company Series A Preferred Stock held by these directors, executive officers and significant stockholders represent, in the aggregate, approximately [28%] of the shares of Common Stock outstanding on the date of the Merger Agreement (treating all shares of Company Series A Preferred Stock as having been converted into Common Stock for such purposes). Subject to the terms and conditions of the Support Agreements, such stockholders agreed, among other things, to tender their shares of Common Stock and Company Series A Preferred Stock in the Offer no later than ten business days following the commencement of the Offer. The foregoing description of the Support Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Support Agreement. The form of Support Agreement is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 26, 2017, the Board approved an amendment to the Company’s bylaws to explicitly provide that the Court of Chancery of the State of Delaware (or, in case such court does not have jurisdiction, the Federal District Court for the District of Delaware or other competent state court of the State of Delaware) will be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law or the certificate of incorporation or by-laws, or (iv) any action asserting a claim against the Company governed by the internal affairs doctrine.  This amendment was effective upon adoption by the Board.  The full text of the amendment is filed as Exhibit 3.1 hereto and is hereby incorporated into this Current Report on Form 8-K by reference.

Item 8.01 Other Events

On October 26, 2017, Fintrax and the Company issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 to this report.

Important Information

In connection with the proposed acquisition, Fintrax Parent and Acquisition Sub will commence a tender offer for the outstanding shares of Common Stock and Company Series A Preferred Stock. The tender offer has not yet commenced. This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares of Planet Payment, nor is it a substitute for the tender offer materials that Fintrax Parent and Acquisition Sub will file with the SEC upon commencement of the tender offer. At the time the tender offer is commenced, Fintrax and Acquisition Sub will file tender offer materials on Schedule TO with the SEC, and Planet Payment will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the offer. THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT WILL CONTAIN IMPORTANT INFORMATION THAT SHOULD BE READ CAREFULLY AND CONSIDERED BY PLANET PAYMENT’S STOCKHOLDERS BEFORE ANY DECISION IS MADE WITH RESPECT TO THE TENDER OFFER. Both the tender offer statement and the Solicitation/Recommendation Statement will be made available to Planet Payment’s stockholders free of charge. A free copy of the tender offer statement and the solicitation/recommendation statement will also be made available to all stockholders of Planet Payment by contacting Planet Payment by phone at 1-800-489-0174. In addition, the tender offer statement and the solicitation/recommendation statement (and all other documents filed with the SEC) will be available at no charge on the SEC’s website: www.sec.gov, upon filing with the SEC.

PLANET PAYMENT’S STOCKHOLDERS ARE ADVISED TO READ THE SCHEDULE TO AND THE SCHEDULE 14D-9, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BEFORE THEY MAKE ANY DECISION WITH RESPECT TO THE TENDER OFFER, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES THERETO.

Forward-Looking Statements

Any statements made in this communication that are not statements of historical fact, including statements about the expected timetable for completing the transaction and Planet Payment’s beliefs and expectations and statements about the tender offer and Fintrax Parent’s proposed acquisition of Planet Payment, including the timing of and closing conditions to the acquisition, and the potential effects of the acquisition on both Fintrax Parent and Planet Payment are forward-looking statements that are based on management’s beliefs, certain assumptions and current expectations and should be evaluated as such. These statements may be identified by their use of forward-looking terminology such as the words “expects,” “projects,” “anticipates,” “intends” and other similar words. Forward-looking statements include statements that may relate to Fintrax Parent’s or Planet Payment’s plans, objectives, strategies, goals, future events, future revenues or performance, and other information that is not historical information. Such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. These risks and uncertainties include, but are not limited to, general economic, business and market conditions and the satisfaction of the conditions to closing of the proposed transaction. For a more complete discussion of certain of the risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements with respect to Planet Payment, see the discussion of risks and uncertainties in Planet Payment’s quarterly report on Form 10-Q for the quarterly period ended June 30, 2017, other reports Planet Payment files under the SEC, as well as the tender offer documents to be filed by Fintrax Parent, Acquisition Sub and Planet Payment. The forward-looking statements contained in this report are made as of the date hereof, and Planet Payment undertakes no obligation to update any forward-looking statements, whether as a result of future events, new information or otherwise, except as expressly required by law. All forward-looking statements in this document are qualified in their entirety by this cautionary statement.

Item 5.07 Submission of Matters to a Vote of Security Holders

In connection with the entry into the Support Agreements, the holder of greater than two-thirds of the outstanding shares of Company Series A Preferred Stock delivered to the Company a written consent to the conversion of all outstanding shares of the Company Series A Preferred Stock to Common Stock in accordance with the Company’s Restated Certificate of Incorporation, effective as of immediately prior to Acquisition Sub’s acceptance of shares of Common Stock and Company Series A Preferred Stock in the Offer.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of October 26, 2017, among Planet Payment, Inc., Fintrax US Acquisition Subsidiary, Inc., and Franklin UK Bidco Limited.

3.1	Amendment to By-Laws of Planet Payment, Inc. dated October 26, 2017.

99.1	Form of Support Agreement.

99.2	Joint Press Release issued on October 26, 2017 by Fintrax Group and Planet Payment, Inc.**

*       Exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted exhibits and schedules upon request by the SEC; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934 for any exhibits or schedules so furnished. A list identifying the contents of all omitted exhibits and schedules can be found in Exhibit 2.1.

**  Furnished herewith.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLANET PAYMENT, INC.

By:	/s/ David R. Fishkin
David R. Fishkin
Senior Vice President, General Counsel and Secretary

Dated: October 27, 2017